Supplement Dated September 22, 2006
to
Prospectuses Dated May 1, 2002
for
Elements® Classic NY Variable Annuity
Protective Variable Annuity NY Variable Annuity

Each issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective August 15, 2006, the Van Kampen Life Investment Trust Emerging Growth Portfolio has been renamed the Van Kampen Life Investment Trust Strategic Growth Portfolio. All references in the Prospectus to the Van Kampen "Emerging Growth" Portfolio or Sub-Account are hereby replaced with Van Kampen "Strategic Growth" Portfolio or Sub-Account, respectively.